UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 560-6330
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on May 10, 2021, Guild Holdings Company (the “Company”) and Guild Mortgage Company LLC, a wholly-owned subsidiary of the Company, entered into a definitive merger agreement (the “Merger Agreement”) with Project Regal Merger Sub, Inc., a Delaware corporation, Residential Mortgage Services Holdings, Inc., a Delaware corporation (“Holdings”), a Delaware corporation, and RMS Shareholder Representative, LLC, a Delaware limited liability company. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Concurrently with the execution of the Merger Agreement, in order to facilitate the resale of Company shares, the Company is entering into a registration rights agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, with the Holdings shareholders who will be entitled to receive shares of the Company’s common stock at closing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
2.1*^
Merger Agreement, dated May 10, 2021, by and among Guild Mortgage Company LLC, Project Regal Merger Sub, Inc., Residential Mortgage Services Holdings, Inc., RMS Shareholder Representative, LLC, and as to certain sections identified therein, Guild Holdings Company

10.1*	Registration Rights Agreement by and among Guild Holdings Company and the other holders named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain portions of this filed exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.
^ Schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: May 13, 2021	By:	/s/ Lisa I. Klika
Lisa I. Klika
Chief Compliance Officer
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